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                                                                EXHIBIT 23.1

                     CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-03290 and No. 333-44007) of Amerigon Incorporated of our report dated March 23, 1999 appearing on page F-2 of this Form 10-K.




PRICEWATERHOUSECOOPERS LLP


Costa Mesa, California
March 30, 1999